UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 28, 2006
Date of report (Date of earliest event reported)
STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road
Lafayette, Louisiana	70508

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 237-0410
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events.
     Stone Energy Corporation (“Stone”) was made aware of a proposal from ATS Inc., a wholly-owned subsidiary of Woodside Petroleum Ltd. of Australia, in which ATS intends to make a tender offer for Energy Partners, Ltd. (“EPL”). The ATS offer is conditioned on EPL stockholders voting down the current merger agreement with Stone Energy. Stone management and its Board are reviewing and evaluating this announcement from ATS. Stone intends to move forward on the proposed combination with EPL as is contemplated in the merger agreement with EPL.
     On August 28, 2006, Stone issued a press release announcing the proposal for EPL by ATS Inc., attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits:

99.1	Press release dated August 28, 2006, “Stone Energy Corporation Acknowledges Proposal for EPL by ATS, Inc.”.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION
Date: August 28, 2006	By:	/s/ J. Kent Pierret
J. Kent Pierret
Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated August 28, 2006, “Stone Energy Corporation Acknowledges Proposal for EPL by ATS, Inc.”.